Exhibit 99.1

First Quarter 2011
Earnings Conference Call
May 3, 2011
NASDAQ: HTCO

“Safe Harbor” Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Superior
Fargo
Moorhead
Detroit Lakes
Brainerd
Wadena
Staples
Fergus Falls
Alexandria
Sandstone
Hinckley
Pine City
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

First Quarter 2011 Highlights
• Consolidated revenue totaled $38.6 million
 – Fiber and data revenue grew 13%
 – Equipment support services revenue up
 20%
 – Broadband revenue grew 14%
 – Surpassed 20,000 DSL subscribers
• Net debt position improved $10 M
• Focus on leveraging fiber network upgrades
 and route expansion, pursuing business and
 wholesale services growth

Consolidated Revenue
Q1 ’11 compared to Q1 ’10
• Fiber and data revenue +13%
• Equipment sales -17%
• Equip. support services +20%
• Broadband revenue +14%
($ in Millions)
Quarterly Revenue

Network
Access 15%
Local Service
10%
Other Telecom
7%
Broadband
13%
Equipment
21%
Equipment
Services
6%
Fiber & Data
28%

HickoryTech

68% of Q1-11 revenue was from Business Sector & Broadband Services

Revenue Diversification

Earnings and Income

Diluted EPS
$0.11
$0.16
$0.16
Q1 '10
Q4 '10
Q1 '11

Income before Taxes
(continuing operations)
($ in Millions)
$2.9
$3.4
$3.6
Q1 '10
Q4 '10
Q1 '11

HickoryTech

Q1 ’11 compared to Q1 ’10
•   Interest expense is 33% lower
•   Q1-10 included $279,000 income tax
     expense due to the 2010 Patient Protection
     and Affordable Care Act and Health Care
     and Education Reconciliation Act
Q1 ’11 compared to Q1 ’10
•   Interest expense 33%
•   Strong fiber and data sales and
     equipment support services positively
     impacted income

before intersegment eliminations

$9.7
$11.3
$11.0
Q1 '10
Q4 '10
Q1 '11

Equipment

$11.7
$13.3
$10.4
Q1 '10
Q4 '10
Q1 '11

HickoryTech

Business Sector
• Fiber construction project (Dakotas expansion)
 added $0.6 M in Q4 ‘10
• Steady wholesale services growth;
 SMB and enterprise market expansion
Q1 ’11 compared to Q1 ’10
• Equipment sales down 17%,
 fluctuate on a quarterly basis
• Support services up 20%
• Continued profitability within product line
($ in Millions)
Fiber and Data
Formerly referred to as “Enventis Sector”

Telecom Revenue

$17.8
$17.9
$17.7
Q1 '10
Q4 '10
Q1 '11

Broadband Revenue

$4.4
$5.0
$5.1
Q1 '10
Q4 '10
Q1 '11

HickoryTech

Telecom Sector
• Broadband revenue up 14%
• Network Access revenue down 5% and
 Local Service revenue down 4%
• Total costs and expenses down 1%
• Strong business Ethernet and data sales
• Digital TV subscribers +8%
• DSL subscribers exceeded 20,000
($ in Millions)
before intersegment
eliminations

($ in Millions)
$129.2
$127.0
$120.5
$119.0
$118.8
2007
2008
2009
2010
Q1-2011

HickoryTech

Debt Balance
• Net debt was $108.9 M,
 down $10 M from 12/31/10
• Lower intra-quarter borrowing
 and interest rates in 2011
 contributing to 33% reduction in
 interest expense
• New senior debt agreement
 expected by Q3-11
Continued debt improvement

Revenue	• $158 M to $164 M
Net Income	• $7.4 M to $8.7 M
Capital Spending	• $20.5 M to $24 M
EBITDA	• $41 M to $43.2 M
Debt (Year end)	• $118 M to $123 M

HickoryTech

2011 Fiscal Outlook
2011 guidance provided in fourth quarter 2010 earnings release issued Feb. 28, 2011.

Strategic Initiatives Progress

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Superior
Brainerd
Wadena
Staples
Sandstone
Fergus Falls
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
West Des Moines/ Ashworth
HickoryTech Fiber Network
Stimulus Route
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Recent Network Expansion
•  Extended fiber network to Sioux Falls, So.
Dakota and Fargo, No. Dakota
•  Increased network capacity between
Minnesota and Des Moines, Iowa, added
local fiber network in Des Moines, Iowa
•  Added network collocations to expand
Mid-band Ethernet services.
•  Secured Broadband stimulus grant, network
expansion plans in progress

EBITDA Growth
+
Growth in lines of business with higher value
+
Manage debt level
=
Double Shareholder Value

HickoryTech

Five-Year Growth Goal
 Our Goal: Double HickoryTech’s value by 2014

 By way of example using 2009 EBITDA of $40 M and approximately $120 M of debt, HickoryTech hypothetical shareholder value in 2009 was approximately $170 M.

  Our goal is to double shareholder value by the end of 2014 by growing EBITDA, driving growth in lines of business with higher value and management of our debt level.
 This should not be construed as guidance.

Strategic Initiatives
• Focus on growing business services:
 ➢ Fiber network expansion
 ➢ Accelerated SMB market plan
 ➢ Pursue fiber builds to wireless towers
 ➢ Target last-mile fiber builds
 ➢ Construction of broadband stimulus project
• Grow broadband services and focus on customer retention
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and reduce debt in long term
Goal: double the value of HickoryTech over five years

HTCO Investment Highlights
• Stable growth and cash flows; 60+ years of dividend payments, yield approximately 5-6%
• Business transformation from a pure telephone company to an integrated communications company serving businesses and
 consumers
• Emerging growth through B2B strategy and fiber network expansion
• High level of recurring revenue, dominant consumer market share, expanded broadband service area
• Experienced Company with 112-year track record generating
 stable operating results and financial position with strong strategic plan

(Dollars in thousands)	Year Ending December 31, 2011 Guidance Range			
Reconciliation of net income to 2011 EBITDA guidance:	Low		High	
Projected net income	$	7,400	$	8,700
Add back:				
Depreciation and amortization		23,700		23,000
Interest expense		5,900		5,400
Taxes		4,000		6,100
Projected EBITDA guidance [1]	$	41,000	$	43,200

[1] EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

(Dollars in thousands)				
Reconciliation of net debt:	**March 31, 2011**		December 31, 2010	
Debt obligations, net of current maturities	**$**	**56,418**	$	114,067
Current maturies of long-term obligations		**62,368**		4,892
Total Debt	**$**	**118,786**	$	118,959
Less:				
Cash and cash equivalents		**9,859**		73
Net Debt	**$**	**108,927**	$	118,886

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures